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EXHIBIT 10.1

                            AMENDMENT TO 120 DAY NOTE

         This Amendment to 120 Day Note ("Amendment") is made and entered into August 26, 2003 ("Effective Date"), by and between MicroIslet, Inc., Inc., a Nevada corporation ("MicroIslet"), and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995 ("Lender"), with reference to the following facts:

                                    RECITALS

         A. MicroIslet executed in favor of Lender that certain 120 Day Note (the "Note") dated April 11, 2003, in the original principal amount of Three Hundred Thousand Dollars ($300,000).

         B. MicroIslet and Lender desire to modify the terms of the Note as provided in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The maturity date of the Note is hereby extended from August 9, 2003 to December 7, 2003.

         2. In consideration of Lender's extension of the maturity date of the
Note in Section 1, MicroIslet shall issue to Lender a 10-year warrant to purchase fifty thousand (50,000) shares of MicroIslet common stock at a price equal to the closing price of MicroIslet common stock as reported on the OTC Bulletin Board on the Effective Date.

         3. Promptly following execution of this Amendment, Lender shall deliver the Note to MicroIslet, which shall promptly after receipt of such Note issue a new Note to Lender reflecting the maturity date set forth in Section 1 above, but otherwise with identical terms to the Note. Upon delivery of the new Note to Lender, MicroIslet shall mark the original Note "Cancelled" and retain such Note.

         IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the Effective Date. Except as specifically set forth in this Amendment, the Note and all terms and conditions thereof shall remain unchanged and in full force and effect.

MicroIslet, Inc., a Nevada               John J. Hagenbuch, Trustee U/D/T dated
corporation                              September 13, 1995

By: /s/ John F. Steel IV                 By: /s/ John J. Hagenbuch
    ---------------------------------        -----------------------------------
    John F. Steel IV, Chief Executive        John J. Hagenbuch, Trustee
    Officer